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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 13, 2002
Date of Report (Date of earliest event reported)

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-13660	95-340340
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

(213) 210-5000
(Registrant's telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Item 5. Other Events.

        Reference is made to the press release of the Registrant issued on June 13, 2002 which contains information meeting the requirements of this Item 5 and is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits:
99.1
Press Release issued June 13, 2002 (Extension of Exchange Offer)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION
By:	/s/ PATRICK D. GROSSO Patrick D. Grosso Assistant Secretary

Dated: June 13, 2002

INDEX TO EXHIBITS

Exhibit Index
99.1	Press Release issued June 13, 2002 (Extension of Exchange Offer)

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Item 5. Other Events.
Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS